CoBiz Financial Announces Fourth Quarter 2013 Results

Reports 23% increase in net income available to common shareholders for 2013

Denver -- CoBiz Financial Inc. (“Company”) (NASDAQ: COBZ), a financial services company with $2.8 billion in assets, announced net income available to common shareholders of $7.1 million for the fourth quarter of 2013, or $0.18 per diluted common share. Net income available to common shareholders for the fourth quarter of 2012 was $6.9 million, or $0.17 per diluted common share.  Return on average assets for the fourth quarter of 2013 was 1.03% versus 1.15% for the prior-year quarter, and return on average shareholders’ equity was 10.42% for the fourth quarter of 2013 versus 11.77% for the prior-year quarter.

For the year ended December 31, 2013, the Company reported a 22.6% increase in net income available to common shareholders over 2012.  Net income available to common shareholders was $26.7 million for 2013, or $0.66 per diluted common share, versus $21.8 million, or $0.55 per diluted common share, for the year ended December 31, 2012.

Financial highlights – Fourth quarter 2013

•

Net interest income on a tax-equivalent basis (NII) increased $0.4 million, or 6.6% annualized, from the third quarter of 2013 (linked-quarter basis) and $1.8 million, or 7.4%, from the prior-year quarter. Supported by a stabilizing net interest margin, the Company’s NII posted linked-quarter increases throughout 2013 growing to $25.5 million for the fourth quarter of 2013 from $23.8 million for the fourth quarter of 2012.

•

The fourth quarter of 2013 benefited from decreased credit related costs on a linked-quarter basis; a negative provision for loan losses of $4.6 million was recorded during the fourth quarter, offset by net Other Real Estate Owned (OREO) write-downs of $2.1 million.

•	Credit quality improved as the ratio of Nonperforming Assets (NPAs) to total assets fell to 0.68% at December 31, 2013, from 0.91% in the prior linked-quarter and 1.14% in the prior-year quarter.
•	Loans increased $35.5 million, or 6.9% annualized, from the prior linked-quarter and $157.9 million, or 8.2%, from the prior-year quarter.

Financial Summary

	Quarter ended			4Q13 change vs.
(in thousands, except per share amounts)	4Q13	3Q13	4Q12	3Q13		4Q12
Net interest income before provision	$24,776	$24,375	$23,204	$401	1.6%	$1,572	6.8%
Provision for loan losses	(4,595)	(1,554)	(337)	(3,041)	195.7%	(4,258)	1,263.5%
Net interest income after provision	29,371	25,929	23,541	3,442	13.3%	5,830	24.8%
Total noninterest income	8,252	7,759	10,672	493	6.4%	(2,420)	(22.7)%
Total noninterest expense	26,639	23,814	23,208	2,825	11.9%	3,431	14.8%
Net income before income taxes	10,984	9,874	11,005	1,110	11.2%	(21)	(0.2)%
Provision for income taxes	3,709	2,849	3,927	860	30.2%	(218)	(5.6)%
Income from continuing operations	7,275	7,025	7,078	250	3.6%	197	2.8%
Discontinued operations, net of tax	-	-	453	-	0.0%	(453)	(100.0)%
Net income	7,275	7,025	7,531	250	3.6%	(256)	(3.4)%
Preferred stock dividends	(143)	(144)	(664)	1	(0.7)%	521	(78.5)%
Net income available to common shareholders	$7,132	$6,881	$6,867	$251	3.6%	$265	3.9%

Diluted earnings per common share	$0.18	$0.17	$0.17	$0.01	5.9%	$0.01	5.9%

KEY RATIOS
Net interest margin	3.85%	3.87%	3.89%
Efficiency ratio	74.23%	75.10%	70.30%
Return on average assets	1.03%	1.02%	1.15%
Return on average shareholders' equity	10.42%	10.34%	11.77%
Noninterest income as a percentage of operating revenues	24.98%	24.15%	31.50%

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“Overall, I am pleased with our operating results for the fourth quarter and for the full year of 2013. With the momentum we have in our core earnings, we felt it was a good time to reinvest in the franchise. During the year we launched several important growth initiatives, announcing expansion into two new markets in Colorado (Fort Collins and Colorado Springs), the launch of CoBiz Private Bank, as well as significant enhancements to our International Banking and SBA offerings,” said Chairman and CEO Steve Bangert.

“I believe we are well positioned as we enter 2014 with a solid pipeline of business opportunities.  I look forward to building on what we accomplished in 2013.”

Loans

•	Loans at December 31, 2013, were $2.1 billion, increasing $35.5 million or 6.9% annualized from the prior linked-quarter. From the prior year end, loans increased $157.9 million, or 8.2%.

	Quarter ended			4Q13 change vs.
(in thousands)	4Q13	3Q13	4Q12	3Q13		4Q12
LOANS
Commercial & industrial	$824,453	$815,424	$729,442	$9,029	1.1%	$95,011	13.0%
Owner-occupied real estate	452,959	446,976	434,384	5,983	1.3%	18,575	4.3%
Investor real estate	447,905	443,516	445,993	4,389	1.0%	1,912	0.4%
Land acquisition & development	45,470	43,359	53,562	2,111	4.9%	(8,092)	(15.1)%
Real estate - construction	82,482	61,787	67,022	20,695	33.5%	15,460	23.1%
Consumer	181,056	180,243	149,638	813	0.5%	31,418	21.0%
Other	50,034	57,561	46,391	(7,527)	(13.1)%	3,643	7.9%
Total loans	$2,084,359	$2,048,866	$1,926,432	$35,493	1.7%	$157,927	8.2%

•	New loans of $158.8 million were added during the fourth quarter of 2013 and advances on existing lines totaled $79.1 million.
•	During the fourth quarter, paydowns and maturities accelerated from recent quarters. Paydowns and maturities were $201.0 million in the fourth quarter, versus $172.5 million in the prior-year quarter.

	Quarter ended
(in thousands)	4Q13	3Q13	2Q13	1Q13	4Q12
Loans - beginning balance	$2,048,866	$2,017,844	$1,925,806	$1,926,432	$1,811,407
New credit extended	158,801	136,138	149,053	78,587	205,723
Credit advanced	79,126	88,680	96,122	72,487	82,306
Paydowns & maturities	(201,026)	(193,396)	(151,176)	(150,878)	(172,540)
Gross loan charge-offs	(1,408)	(400)	(1,961)	(822)	(464)
Loans - ending balance	$2,084,359	$2,048,866	$2,017,844	$1,925,806	$1,926,432

Net change - loans outstanding	$35,493	$31,022	$92,038	$(626)	$115,025

•

Gross credit commitments increased by $82.5 million during the fourth quarter of 2013, a 29.4% annualized increase from the prior linked-quarter.  The increase was primarily attributed to the Construction and Commercial and Industrial portfolios.

•

The line utilization rate was 37.6% at December 31, 2013, as compared to 40.2% and 38.2% at September 30, 2013 and December 31, 2012, respectively. Line utilization decreased primarily due to the sizeable increase in credit commitments which occurred during the fourth quarter of 2013.

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Deposits and Customer Repurchase Agreements (Customer Funding)

•	Customer Funding of $2.4 billion at December 31, 2013, decreased $15.9 million on a linked-quarter basis. From December 31, 2012, Customer Funding increased $160.4 million.
•

Noninterest-bearing demand (NIB) accounts decreased $28.5 million on a linked-quarter basis, but increased by $102.3 million from December 31, 2012. The percentage of NIB to total deposits was 42.2% at December 31, 2013, versus 40.4% at December 31, 2012.

	Quarter ended			4Q13 change vs.
(in thousands)	4Q13	3Q13	4Q12	3Q13		4Q12
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$572,175	$605,073	$622,718	$(32,898)	(5.4)%	$(50,543)	(8.1)%
Interest-bearing demand and NOW	487,037	402,572	361,965	84,465	21.0%	125,072	34.6%
Savings	12,803	11,272	24,813	1,531	13.6%	(12,010)	(48.4)%
Certificates of deposits under $100	27,726	28,098	30,058	(372)	(1.3)%	(2,332)	(7.8)%
Certificates of deposits $100 and over	134,418	133,243	148,184	1,175	0.9%	(13,766)	(9.3)%
Reciprocal CDARS	83,173	98,748	82,127	(15,575)	(15.8)%	1,046	1.3%
Total interest-bearing deposits	1,317,332	1,279,006	1,269,865	38,326	3.0%	47,467	3.7%
Noninterest-bearing demand deposits	961,705	990,187	859,395	(28,482)	(2.9)%	102,310	11.9%
Customer repurchase agreements	138,494	164,188	127,887	(25,694)	(15.6)%	10,607	8.3%
Total deposits and customer repurchase agreements	$2,417,531	$2,433,381	$2,257,147	$(15,850)	(0.7)%	$160,384	7.1%

Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	NPAs were $19.0 million at December 31, 2013, as compared to $30.3 million at December 31, 2012.
•	Classified loans decreased from the linked- and prior-year quarter ends by 4.6% and 42.8%, respectively.
•	Due to the reduction in problem loans, a negative provision for loan losses of $4.6 million was recorded during the fourth quarter of 2013.
•	The coverage of Allowance to nonperforming loans increased to 265.8% at December 31, 2013, from 237.8% at December 31, 2012.
•	The Allowance decreased $9.8 million to $37.1 million at December 31, 2013 from $46.9 million a year earlier.

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	Quarter ended
(in thousands)	4Q13	3Q13	4Q12
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$41,810	$43,232	$46,437
Provision for loan losses	(4,595)	(1,554)	(337)
Net recovery (charge-off)	(165)	132	766
Ending allowance for loan losses	$37,050	$41,810	$46,866

Beginning allowance for credit losses	$-	$-	$35
Provision for credit losses	-	-	(35)
Ending allowance for credit losses	$-	$-	$-

Total provision for loan and credit losses	$(4,595)	$(1,554)	$(372)

CREDIT QUALITY
Nonaccrual loans	$13,921	$18,511	$19,677
Loans 90 days or more past due and accruing interest	19	-	35
Total nonperforming loans	13,940	18,511	19,712
OREO and repossessed assets	5,097	6,960	10,577
Total nonperforming assets	$19,037	$25,471	$30,289

Performing renegotiated loans	$29,683	$28,814	$43,321
Classified loans	$46,476	$48,735	$81,205

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.68%	0.91%	1.14%
Nonperforming loans to total loans	0.67%	0.90%	1.02%
Nonperforming loans and OREO to total loans and OREO	0.91%	1.24%	1.56%
Allowance for loan and credit losses to total loans	1.78%	2.04%	2.43%
Allowance for loan and credit losses to nonperforming loans	265.78%	225.87%	237.75%

Shareholders’ Equity

•	Total shareholders’ equity increased $8.1 million from September 30, 2013, to $281.1 million at December 31, 2013.
•	The tangible common equity to tangible assets ratio increased to 7.9% at December 31, 2013, compared to 7.6% at September 30, 2013*.
•

In January 2014, the Board of Directors of the Company increased the quarterly cash dividend to $0.035 per common share from $0.03 per share. The dividend will be paid on February 3, 2014, to shareholders of record on January 27, 2014.

	Quarter ended
(in thousands, except per share amounts)	4Q13	3Q13	4Q12
EQUITY MEASURES
Common shareholders' equity	$223,747	$215,599	$199,713
Total shareholders' equity	281,085	272,937	257,051

Common shares outstanding at period end	40,368	40,300	39,790

Book value per common share	$5.54	$5.35	$5.02
Tangible book value per common share *	$5.47	$5.28	$4.93

Tangible common equity to tangible assets *	7.90%	7.58%	7.40%
Tangible equity to tangible assets *	9.95%	9.62%	9.56%
Tier 1 capital ratio	**	14.50%	14.29%
Total-risk based capital ratio	**	15.76%	16.51%

* See accompanying Reconciliation of Non-GAAP measures to GAAP
** Ratios unavailable at the time of release.

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Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $25.5 million for the fourth quarter of 2013, an increase of $0.4 million from the prior linked-quarter.
•	The net interest margin compressed by two basis points on a linked-quarter basis to 3.85%.
•	Average earning assets of $2.6 billion increased $53.7 million on a linked-quarter basis.
o

From the third quarter of 2013, average net loans increased $18.8 million and average federal funds sold and interest-earning deposits increased $34.7 million, while average investments were relatively flat.

•	The yield on average earning assets decreased eight basis points to 4.06% on a linked-quarter basis.
•	The rate paid on average interest-bearing liabilities decreased 10 basis points on a linked-quarter basis to 0.56%.

Noninterest Income

•	As a percentage of total operating revenue, noninterest income was 25.0% for the fourth quarter of 2013 as compared to 24.1% for the third quarter of 2013 and 31.5% for the prior-year quarter.
•	The Company’s recurring fee-based business lines (Insurance & Wealth) recognized increases in noninterest income over the prior-year quarter, as well as year-over-year.
•

Investment Banking revenues were $1.0 million in the fourth quarter of 2013, a $0.3 million increase from the third quarter of 2013, but a $2.4 million decrease from the fourth quarter of 2012. Historically, the fourth quarter is typically a stronger quarter for the Investment Banking segment.

	Quarter ended			4Q13 change vs.
(in thousands)	4Q13	3Q13	4Q12	3Q13		4Q12
Noninterest income:
Deposit service charges	$1,276	$1,359	$1,220	$(83)	(6.1)%	$56	4.6%
Investment advisory income	1,364	1,306	1,109	58	4.4%	255	23.0%
Insurance income	2,617	2,862	2,341	(245)	(8.6)%	276	11.8%
Investment banking income	971	689	3,358	282	40.9%	(2,387)	(71.1)%
Other income	2,024	1,543	2,644	481	31.2%	(620)	(23.4)%
Total noninterest income	$8,252	$7,759	$10,672	$493	6.4%	$(2,420)	(22.7)%

Operating Expenses

•

During the fourth quarter of 2013, the Company recognized a net loss on OREO, securities and other assets of $2.1 million.  The loss is attributed to a valuation adjustment on the Company’s single largest OREO property that was reappraised in the fourth quarter.  The carrying value was written down from $5.4 million to $3.3 million.

•	Excluding this property, the Company recognized net gains of $1.4 million on the remainder of its OREO portfolio in 2013.

	Quarter ended			4Q13 change vs.
(in thousands)	4Q13	3Q13	4Q12	3Q13		4Q12
Noninterest expense:
Salaries and employee benefits	$16,224	$16,373	$15,526	$(149)	(0.9)%	$698	4.5%
Stock-based compensation expense	551	694	450	(143)	(20.6)%	101	22.4%
Occupancy expenses, premises and equipment	3,514	3,289	3,393	225	6.8%	121	3.6%
Amortization of intangibles	151	152	193	(1)	(0.7)%	(42)	(21.8)%
Other operating expenses	4,077	3,625	4,331	452	12.5%	(254)	(5.9)%
(Gain) loss on OREO, repossessed assets and other	2,100	(347)	(242)	2,447	(705.2)%	2,342	(967.8)%
(Gain) loss on investment securities	22	28	(443)	(6)	(21.4)%	465	(105.0)%
Total noninterest expense	$26,639	$23,814	$23,208	$2,825	11.9%	$3,431	14.8%

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Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, January 24, 2014, at 9:00 am MST with Steve Bangert, CoBiz chairman and CEO. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=97473 or by telephone at 877.493.9121, (conference ID # 27299623). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $2.8 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides commercial banking services through Colorado Business Bank and Arizona Business Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•

Our ability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

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•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.
December 31, 2013
(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands, except per share amounts)	2013	2012	2013	2012
INCOME STATEMENT DATA
Interest income	$26,954	$26,243	$106,127	$106,128
Interest expense	2,178	3,039	10,426	12,750
NET INTEREST INCOME BEFORE PROVISION	24,776	23,204	95,701	93,378
Provision for loan losses	(4,595)	(337)	(8,804)	(4,733)
NET INTEREST INCOME AFTER PROVISION	29,371	23,541	104,505	98,111
Noninterest income	8,252	10,672	30,912	30,559
Noninterest expense	26,639	23,208	94,628	91,166
INCOME BEFORE INCOME TAXES	10,984	11,005	40,789	37,504
Provision for income taxes	3,709	3,927	13,351	13,258
NET INCOME FROM CONTINUING OPERATIONS	7,275	7,078	27,438	24,246
Income from discontinued operations, net of tax	-	453	173	324
NET INCOME	$7,275	$7,531	$27,611	$24,570

Preferred stock dividends	(143)	(664)	(944)	(2,815)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$7,132	$6,867	$26,667	$21,755

EARNINGS PER COMMON SHARE
BASIC	$0.18	$0.17	$0.66	$0.55
DILUTED	$0.18	$0.17	$0.66	$0.55

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			40,368	39,790
Book value per common share			$5.54	$5.02
Tangible book value per common share *			$5.47	$4.93
Tangible common equity to tangible assets *			7.90%	7.40%
Tangible equity to tangible assets *			9.95%	9.56%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$2,800,691	$2,653,641
Investments			556,796	571,665
Loans			2,084,359	1,926,432
Intangible assets			2,798	3,573
Deposits			2,279,037	2,129,260
Subordinated debentures			72,166	93,150
Common shareholders' equity			223,747	199,713
Total shareholders' equity			281,085	257,051
Interest-earning assets			2,626,773	2,473,847
Interest-bearing liabilities			1,527,992	1,490,901

BALANCE SHEET AVERAGES
Average assets			$2,702,211	$2,508,222
Average investments			567,256	614,468
Average loans			1,991,251	1,743,473
Average deposits			2,118,910	1,955,758
Average subordinated debentures			85,216	93,150
Average shareholders' equity			268,342	242,104
Average interest-earning assets			2,540,360	2,337,889
Average interest-bearing liabilities			1,523,103	1,468,129

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CoBiz Financial Inc.
December 31, 2013
(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2013	2012	2013	2012
PROFITABILITY MEASURES
Net interest margin	3.85%	3.89%	3.88%	4.08%
Efficiency ratio	74.23%	70.30%	74.06%	74.00%
Return on average assets	1.03%	1.15%	1.02%	0.98%
Return on average shareholders' equity	10.42%	11.77%	10.29%	10.15%
Noninterest income as a percentage of operating revenues	24.98%	31.50%	24.41%	24.66%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$13,921	$19,677
Loans 90 days or more past due and accruing interest			19	35
Total nonperforming loans			13,940	19,712
OREO & repossessed assets			5,097	10,577
Total nonperforming assets			$19,037	$30,289

Performing renegotiated loans			$29,683	$43,321
Classified loans			$46,476	$81,205

Charge-offs			$(4,591)	$(8,600)
Recoveries			3,579	4,570
Net charge-offs			$(1,012)	$(4,030)

Nonperforming assets to total assets			0.68%	1.14%
Nonperforming loans to total loans			0.67%	1.02%
Nonperforming loans and OREO to total loans and OREO			0.91%	1.56%
Allowance for loan and credit losses to total loans			1.78%	2.43%
Allowance for loan and credit losses to nonperforming loans			265.78%	237.75%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$963	$386	$1,349	$824,453	0.16%
Real estate - mortgage	580	9,924	10,504	900,864	1.17%
Land acquisition & development	1,067	919	1,986	45,470	4.37%
Real estate - construction	-	-	-	82,482	0.00%
Consumer	101	-	101	181,056	0.06%
Other loans	-	-	-	50,034	0.00%
OREO & repossessed assets	3,769	1,328	5,097	5,097	-
NPAs	$6,480	$12,557	$19,037	$2,089,456	0.91%

Total loans	$1,521,070	$563,289	$2,084,359
Total loans and OREO	1,524,839	564,617	2,089,456
Nonperforming loans to loans	0.18%	1.99%	0.67%
Nonperforming loans and OREO to total loans and OREO	0.42%	2.22%	0.91%

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CoBiz Financial Inc.
December 31, 2013
(unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands)	2013	2013	2013	2013	2012
COMMERCIAL BANKING
Income Statement
Total interest income	$26,839	$26,854	$26,068	$25,958	$26,158
Total interest expense	1,160	1,281	1,330	1,424	1,577
Net interest income	25,679	25,573	24,738	24,534	24,581
Provision for loan losses	(4,028)	(1,449)	(822)	(1,031)	(18)
Net interest income (loss) after provision	29,707	27,022	25,560	25,565	24,599
Noninterest income	3,195	2,795	3,236	2,681	3,756
Noninterest expense	9,521	8,612	8,917	8,215	8,631
Operating income	23,381	21,205	19,879	20,031	19,724
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	8,359	7,402	7,139	7,149	7,226
Net income (loss) before management
fees and overhead allocations	$15,022	$13,803	$12,740	$12,882	$12,498
Management fees and overhead
allocations, net of tax	6,202	5,592	5,042	5,477	4,806
Net income (loss)	$8,820	$8,211	$7,698	$7,405	$7,692

INVESTMENT BANKING
Income Statement
Total interest income	$1	$1	$1	$1	$1
Total interest expense	-	-	-	-	-
Net interest income	1	1	1	1	1
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	1	1	1	1	1
Noninterest income	970	690	576	66	3,358
Noninterest expense	971	992	916	845	1,630
Operating income	-	(301)	(339)	(778)	1,729
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	-	(118)	(122)	(314)	679
Net income (loss) before management
fees and overhead allocations	$-	$(183)	$(217)	$(464)	$1,050
Management fees and overhead
allocations, net of tax	35	38	42	40	36
Net income (loss)	$(35)	$(221)	$(259)	$(504)	$1,014

WEALTH MANAGEMENT
Income Statement
Total interest income	$-	$-	$-	$1	$-
Total interest expense	12	14	13	10	8
Net interest income	(12)	(14)	(13)	(9)	(8)
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	(12)	(14)	(13)	(9)	(8)
Noninterest income	1,360	1,306	1,299	1,112	1,109
Noninterest expense	1,028	1,041	1,074	1,059	1,372
Operating income	320	251	212	44	(271)
Amortization of intangibles	21	22	21	22	22
Provision (benefit) for income taxes	117	94	74	15	(112)
Net income (loss) from continuing operations	182	135	117	7	(181)
Income from discontinued operations, net of tax	-	-	-	173	453
Net income (loss) before management
fees and overhead allocations	$182	$135	$117	$180	$272
Management fees and overhead
allocations, net of tax	71	82	97	105	165
Net income (loss)	$111	$53	$20	$75	$107

10 | Page

CoBiz Financial Inc.
December 31, 2013
(unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands)	2013	2013	2013	2013	2012
INSURANCE
Income Statement
Total interest income	$1	$2	$2	$1	$1
Total interest expense	1	1	5	5	2
Net interest income	-	1	(3)	(4)	(1)
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	-	1	(3)	(4)	(1)
Noninterest income	2,617	2,862	3,210	2,510	2,341
Noninterest expense	2,437	2,311	2,573	2,315	2,276
Operating income	180	552	634	191	64
Amortization of intangibles	130	130	138	178	172
Provision (benefit) for income taxes	24	165	197	79	(40)
Net income (loss) before management
fees and overhead allocations	$26	$257	$299	$(66)	$(68)
Management fees and overhead
allocations, net of tax	101	109	123	116	92
Net income (loss)	$(75)	$148	$176	$(182)	$(160)

CORPORATE SUPPORT AND OTHER
Income Statement
Total interest income	$113	$104	$89	$91	$83
Total interest expense	1,005	1,290	1,447	1,428	1,452
Net interest income	(892)	(1,186)	(1,358)	(1,337)	(1,369)
Provision for loan losses	(567)	(105)	(243)	(559)	(319)
Net interest income (loss) after provision	(325)	(1,081)	(1,115)	(778)	(1,050)
Noninterest income	110	106	104	107	108
Noninterest expense	12,531	10,706	7,955	9,947	9,105
Operating income	(12,746)	(11,681)	(8,966)	(10,618)	(10,047)
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	(4,791)	(4,694)	(3,289)	(4,135)	(3,826)
Net income (loss) before management
fees and overhead allocations	$(7,955)	$(6,987)	$(5,677)	$(6,483)	$(6,221)
Management fees and overhead
allocations, net of tax	(6,409)	(5,821)	(5,304)	(5,738)	(5,099)
Net income (loss)	$(1,546)	$(1,166)	$(373)	$(745)	$(1,122)

CONSOLIDATED
Income Statement
Total interest income	$26,954	$26,961	$26,160	$26,052	$26,243
Total interest expense	2,178	2,586	2,795	2,867	3,039
Net interest income	24,776	24,375	23,365	23,185	23,204
Provision for loan losses	(4,595)	(1,554)	(1,065)	(1,590)	(337)
Net interest income (loss) after provision	29,371	25,929	24,430	24,775	23,541
Noninterest income	8,252	7,759	8,425	6,476	10,672
Noninterest expense	26,488	23,662	21,435	22,381	23,014
Operating income	11,135	10,026	11,420	8,870	11,199
Amortization of intangibles	151	152	159	200	194
Provision (benefit) for income taxes	3,709	2,849	3,999	2,794	3,927
Net income (loss) from continuing operations	7,275	7,025	7,262	5,876	7,078
Income from discontinued operations, net of tax	-	-	-	173	453
Net income (loss) before management
fees and overhead allocations	$7,275	$7,025	$7,262	$6,049	$7,531
Management fees and overhead
allocations, net of tax	-	-	-	-	-
Net income (loss)	$7,275	$7,025	$7,262	$6,049	$7,531

11 | Page

CoBiz Financial Inc.
December 31, 2013
(unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands, except per share amounts)	2013	2013	2013	2013	2012
Interest income	$26,954	$26,961	$26,160	$26,052	$26,243
Interest expense	2,178	2,586	2,795	2,867	3,039
Net interest income before provision	24,776	24,375	23,365	23,185	23,204
Provision for loan losses	(4,595)	(1,554)	(1,065)	(1,590)	(337)
Net interest income after provision	29,371	25,929	24,430	24,775	23,541
Noninterest income:
Deposit service charges	$1,276	$1,359	$1,352	$1,328	$1,220
Investment advisory income	1,364	1,306	1,295	1,112	1,109
Insurance income	2,617	2,862	3,210	2,510	2,341
Investment banking income	971	689	576	66	3,358
Other income	2,024	1,543	1,992	1,460	2,644
Total noninterest income	8,252	7,759	8,425	6,476	10,672
Noninterest expense:
Salaries and employee benefits	$16,224	$16,373	$14,720	$14,484	$15,526
Stock-based compensation expense	551	694	746	748	450
Occupancy expenses, premises and equipment	3,514	3,289	3,155	3,304	3,393
Amortization of intangibles	151	152	159	200	193
Other operating expenses	4,077	3,625	3,853	3,926	4,331
Net (gain) loss on securities, other assets and OREO	2,122	(319)	(1,039)	(81)	(685)
Total noninterest expense	26,639	23,814	21,594	22,581	23,208
Net income before income taxes	10,984	9,874	11,261	8,670	11,005
Provision for income taxes	3,709	2,849	3,999	2,794	3,927
Net income from continuing operations	7,275	7,025	7,262	5,876	7,078
Income from discontinued operations, net of tax	-	-	-	173	453
Net income	$7,275	$7,025	$7,262	$6,049	$7,531

Preferred stock dividends	(143)	(144)	(143)	(514)	(664)
Net income available to common shareholders	$7,132	$6,881	$7,119	$5,535	$6,867

Earnings per common share
Basic	$0.18	$0.17	$0.18	$0.14	$0.17
Diluted	$0.18	$0.17	$0.18	$0.14	$0.17

PROFITABILITY MEASURES
Net interest margin	3.85%	3.87%	3.85%	3.94%	3.89%
Efficiency ratio	74.23%	75.10%	71.20%	75.80%	70.30%
Return on average assets	1.03%	1.02%	1.09%	0.94%	1.15%
Return on average shareholders' equity	10.42%	10.34%	10.93%	9.43%	11.77%
Noninterest income as a percentage of operating revenues	24.98%	24.15%	26.50%	21.83%	31.50%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,368	40,300	40,282	40,197	39,790
Diluted weighted average common shares outstanding (in thousands)	39,831	39,738	39,580	39,362	39,164
Book value per common share	$5.54	$5.35	$5.20	$5.13	$5.02
Tangible book value per common share *	$5.47	$5.28	$5.12	$5.05	$4.93

Tangible common equity to tangible assets *	7.90%	7.58%	7.54%	7.75%	7.40%
Tangible equity to tangible assets *	9.95%	9.62%	9.63%	9.94%	9.56%
Tier 1 capital ratio	**	14.50%	14.52%	14.72%	14.29%
Total risk based capital ratio	**	15.76%	16.70%	16.93%	16.51%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP
** Ratios unavailable at the time of release.

12 | Page

CoBiz Financial Inc.
December 31, 2013
(unaudited)

	At
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands)	2013	2013	2013	2013	2012
PERIOD END BALANCES
Total assets	$2,800,691	$2,807,955	$2,738,749	$2,620,512	$2,653,641
Investments	556,796	582,889	576,045	559,607	571,665
Loans	2,084,359	2,048,866	2,017,844	1,925,806	1,926,432
Intangible assets	2,798	2,960	3,112	3,373	3,573
Deposits	2,279,037	2,269,193	2,035,971	2,065,104	2,129,260
Subordinated debentures	72,166	72,166	93,150	93,150	93,150
Common shareholders' equity	223,747	215,599	209,341	206,179	199,713
Total shareholders' equity	281,085	272,937	266,679	263,517	257,051
Interest-earning assets	2,626,773	2,625,334	2,564,833	2,449,800	2,473,847
Interest-bearing liabilities	1,527,992	1,515,360	1,552,129	1,487,799	1,490,901

LOANS
Commercial	$824,453	$815,424	$813,186	$742,239	$729,442
Real estate - mortgage	900,864	890,492	884,579	889,171	880,377
Land acquisition & development	45,470	43,359	36,795	38,054	53,562
Real estate - construction	82,482	61,787	58,332	46,346	67,022
Consumer	181,056	180,243	168,606	157,973	149,638
Other	50,034	57,561	56,346	52,023	46,391
Gross loans	2,084,359	2,048,866	2,017,844	1,925,806	1,926,432
Less allowance for loan losses	(37,050)	(41,810)	(43,232)	(44,874)	(46,866)
Total net loans	$2,047,309	$2,007,056	$1,974,612	$1,880,932	$1,879,566

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$572,175	$605,073	$561,079	$600,580	$622,718
Interest-bearing demand and NOW	487,037	402,572	337,294	363,709	361,965
Savings	12,803	11,272	11,612	11,429	24,813
Certificates of deposits under $100	27,726	28,098	29,359	29,889	30,058
Certificates of deposits $100 and over	134,418	133,243	136,077	143,529	148,184
Reciprocal CDARS	83,173	98,748	95,157	81,631	82,127
Total interest-bearing deposits	1,317,332	1,279,006	1,170,578	1,230,767	1,269,865
Noninterest-bearing demand deposits	961,705	990,187	865,393	834,337	859,395
Customer repurchase agreements	138,494	164,188	133,402	124,882	127,887
Total deposits and customer repurchase agreements	$2,417,531	$2,433,381	$2,169,373	$2,189,986	$2,257,147

BALANCE SHEET AVERAGES
Average assets	$2,792,837	$2,734,624	$2,662,914	$2,616,170	$2,600,083
Average investments	573,544	573,375	558,464	563,461	586,482
Average loans	2,048,592	2,031,282	1,968,674	1,914,542	1,831,430
Average deposits	2,253,875	2,129,108	2,030,209	2,060,274	2,062,306
Average subordinated debentures	72,166	82,658	93,150	93,150	93,150
Average shareholders' equity	277,118	269,494	266,526	260,030	254,455
Average interest-earning assets	2,631,604	2,577,907	2,501,630	2,447,867	2,430,196
Average interest-bearing liabilities	1,525,400	1,536,699	1,535,232	1,494,590	1,477,566

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$41,810	$43,232	$44,874	$46,866	$46,437
Provision for loan losses	(4,595)	(1,554)	(1,065)	(1,590)	(337)
Net recovery (charge-off)	(165)	132	(577)	(402)	766
Ending allowance for loan losses	$37,050	$41,810	$43,232	$44,874	$46,866

Beginning allowance for credit losses	$-	$-	$-	$-	$35
Provision for credit losses	-	-	-	-	(35)
Ending allowance for credit losses	$-	$-	$-	$-	$-

Total provision for loan and credit losses	$(4,595)	$(1,554)	$(1,065)	$(1,590)	$(372)

13 | Page

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$13,921	$18,511	$25,634	$30,420	$19,677
Loans 90 days or more past due and accruing interest	19	-	-	407	35
Total nonperforming loans	13,940	18,511	25,634	30,827	19,712
OREO and repossessed assets	5,097	6,960	7,185	8,420	10,577
Total nonperforming assets	$19,037	$25,471	$32,819	$39,247	$30,289

Performing renegotiated loans	$29,683	$28,814	$29,623	$31,619	$43,321
Classified loans	$46,476	$48,735	$64,300	$67,677	$81,205

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.68%	0.91%	1.20%	1.50%	1.14%
Nonperforming loans to total loans	0.67%	0.90%	1.27%	1.60%	1.02%
Nonperforming loans and OREO to total loans and OREO	0.91%	1.24%	1.62%	2.03%	1.56%
Allowance for loan and credit losses to total loans	1.78%	2.04%	2.14%	2.33%	2.43%
Allowance for loan and credit losses to nonperforming loans	265.78%	225.87%	168.65%	145.57%	237.75%

14 | Page

CoBiz Financial Inc.
December 31, 2013
(unaudited)

	For the three months ended,
	December 31, 2013			September 30, 2013			December 31, 2012
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$51,196	$44	0.34%	$16,478	$23	0.55%	$59,059	$38	0.25%
Investment securities	573,544	4,375	3.05%	573,375	4,116	2.87%	586,482	4,276	2.92%
Loans	2,048,592	23,292	4.45%	2,031,282	23,564	4.54%	1,831,430	22,496	4.81%
Allowance for loan losses	(41,728)			(43,228)			(46,775)
Total interest-earning assets	$2,631,604	$27,711	4.06%	$2,577,907	$27,703	4.14%	$2,430,196	$26,810	4.24%

Noninterest-earning assets	161,233			156,717			169,887
Total assets	$2,792,837			$2,734,624			$2,600,083

Liabilities and Shareholders' Equity
Deposits
Money market	$608,818	$532	0.35%	$598,756	$630	0.42%	$612,261	$746	0.48%
Interest-bearing demand and NOW	418,181	227	0.22%	367,923	190	0.20%	339,609	253	0.30%
Savings	11,712	2	0.07%	11,789	1	0.03%	12,860	3	0.09%
Certificates of deposit
Reciprocal	89,793	77	0.34%	95,401	86	0.36%	84,840	104	0.49%
Under $100	27,825	32	0.46%	28,457	34	0.47%	30,442	44	0.58%
$100 and over	133,596	184	0.55%	130,956	189	0.57%	154,821	270	0.69%
Total interest-bearing deposits	$1,289,925	$1,054	0.32%	$1,233,282	$1,130	0.36%	$1,234,833	$1,420	0.46%
Other borrowings
Securities sold under agreements to repurchase	163,284	85	0.20%	160,514	86	0.21%	147,773	100	0.26%
Other short-term borrowings	25	-	0.00%	60,245	34	0.22%	1,810	1	0.22%
Long term-debt	72,166	1,039	5.63%	82,658	1,336	6.32%	93,150	1,518	6.38%
Total interest-bearing liabilities	$1,525,400	$2,178	0.56%	$1,536,699	$2,586	0.66%	$1,477,566	$3,039	0.81%
Noninterest-bearing demand accounts	963,950			895,826			827,473
Total deposits and interest-bearing liabilities	2,489,350			2,432,525			2,305,039
Other noninterest-bearing liabilities	26,369			32,605			40,589
Total liabilities	2,515,719			2,465,130			2,345,628
Total equity	277,118			269,494			254,455
Total liabilities and equity	$2,792,837			$2,734,624			$2,600,083
Net interest income - taxable equivalent		$25,533			$25,117			$23,771
Net interest spread			3.50%			3.48%			3.43%
Net interest margin			3.85%			3.87%			3.89%
Ratio of average interest-earning assets to
average interest-bearing liabilities	172.52%			167.76%			164.47%

15 | Page

CoBiz Financial Inc.
December 31, 2013
(unaudited)

	For the year ended December 31,
	2013			2012
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$26,150	$117	0.45%	$31,575	$114	0.36%
Investment securities	567,256	16,963	2.99%	614,468	19,540	3.18%
Loans	1,991,251	91,807	4.61%	1,743,473	88,381	5.07%
Allowance for loan losses	(44,297)			(51,627)
Total interest-earning assets	$2,540,360	$108,887	4.21%	$2,337,889	$108,035	4.51%

Noninterest-earning assets	161,851			170,333
Total assets	$2,702,211			$2,508,222

Liabilities and Shareholders' Equity
Deposits
Money market	$595,922	$2,434	0.41%	$565,513	$3,152	0.56%
Interest-bearing demand and NOW	375,581	862	0.23%	334,986	1,153	0.34%
Savings	13,349	8	0.06%	11,185	11	0.10%
Certificates of deposit
Reciprocal	89,051	349	0.39%	90,113	446	0.49%
Under $100	28,901	144	0.50%	31,594	199	0.63%
$100 and over	137,121	819	0.60%	163,205	1,200	0.74%
Total interest-bearing deposits	$1,239,925	$4,616	0.37%	$1,196,596	$6,161	0.51%
Other borrowings
Securities sold under agreements to repurchase	154,502	337	0.22%	138,948	425	0.31%
Other short-term borrowings	43,460	113	0.26%	39,435	123	0.31%
Long term-debt	85,216	5,360	6.29%	93,150	6,041	6.49%
Total interest-bearing liabilities	$1,523,103	$10,426	0.68%	$1,468,129	$12,750	0.87%
Noninterest-bearing demand accounts	878,985			759,162
Total deposits and interest-bearing liabilities	2,402,088			2,227,291
Other noninterest-bearing liabilities	31,781			38,827
Total liabilities	2,433,869			2,266,118
Total equity	268,342			242,104
Total liabilities and equity	$2,702,211			$2,508,222
Net interest income - taxable equivalent		$98,461			$95,285
Net interest spread			3.52%			3.64%
Net interest margin			3.88%			4.08%
Ratio of average interest-earning assets to
average interest-bearing liabilities	166.79%			159.24%

16 | Page

CoBiz Financial Inc.
December 31, 2013
(unaudited)

Reconciliation of Non-GAAP Measures to GAAP
(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following table includes non-GAAP financial measures related to tangible equity, tangible common equity, and tangible assets.  These items have been adjusted to exclude intangible assets and preferred stock.

		At
		December 31,	September 30,	June 30,	March 31,	December 31,
		2013	2013	2013	2013	2012

	Shareholders' equity as reported - GAAP	$281,085	$272,937	$266,679	$263,517	$257,051
	Intangible assets	(2,798)	(2,960)	(3,112)	(3,373)	(3,573)

A	Tangible equity - non-GAAP	278,287	269,977	263,567	260,144	253,478
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$220,949	$212,639	$206,229	$202,806	$196,140

	Total assets as reported - GAAP	$2,800,691	$2,807,955	$2,738,749	$2,620,512	$2,653,641
	Intangible assets	(2,798)	(2,960)	(3,112)	(3,373)	(3,573)

C	Total tangible assets - non-GAAP	$2,797,893	$2,804,995	$2,735,637	$2,617,139	$2,650,068

D	Common shares outstanding	40,368	40,300	40,282	40,197	39,790

B / C	Tangible common equity to tangible assets - non-GAAP	7.90%	7.58%	7.54%	7.75%	7.40%
A / C	Tangible equity to tangible assets - non-GAAP	9.95%	9.62%	9.63%	9.94%	9.56%
B / D	Tangible book value per common share - non-GAAP	$5.47	$5.28	$5.12	$5.05	$4.93

17 | Page